UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2022

TESSCO Technologies Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-33938	52-0729657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

11126 McCormick Road, Hunt Valley, Maryland 21031

(Address of principal executive offices) (Zip Code)

(410) 229-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	TESS	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07. Submission of Matters to a Vote of Security Holders.

TESSCO Technologies Incorporated (the “Company”) held its 2022 Annual Meeting of Shareholders (the “Annual Meeting”) on July 28, 2022, exclusively online via a live audio webcast in a virtual meeting format. Of the 9,132,796 shares of common stock outstanding as of the record date for the Annual Meeting, 7,500,846 shares, or 82.13% of the total shares eligible to vote at the Annual Meeting, were represented remotely or by proxy. Three proposals were properly submitted to the shareholders for a vote at the Annual Meeting. These proposals are described as Proposal Nos. 1, 2 and 3 in the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”), which was filed with the Securities and Exchange Commission on June 17, 2022. No other proposals were properly presented for a vote at the Annual Meeting. The following is a brief description of each matter voted upon at the Annual Meeting, as well as, as applicable, the number of votes cast, both remotely and by proxy, “for” or “against,” or “withheld,” and the number of abstentions and broker non-votes, with respect to each matter. Voting results are, when applicable, reported by rounding fractional share voting down to the nearest round number.

Proposal No.1 – Election of Directors. Each of Timothy Bryan, Matthew W. Brewer, Steven T. Campbell, Stephanie Dismore, Vernon L. Irvin, Kathleen McLean and Sandip Mukerjee was elected to serve as a member of the Board of Directors of the Company for a term expiring at the annual meeting of shareholders to be held in 2023 and until his or her successor is duly elected and qualified. The vote on this proposal was as follows:

Director	Votes FOR	Votes WITHHELD	Broker Non-Votes
Timothy Bryan	5,667,219	917,768	915,858
Matthew W. Brewer	6,485,188	99,799	915,858
Steven T. Campbell	5,681,369	903,618	915,858
Stephanie Dismore	5,589,252	995,735	915,858
Vernon L. Irvin	5,585,760	999,227	915,858
Kathleen McLean	5,546,215	1,038,772	915,858
Sandip Mukerjee	5,617,151	967,836	915,858

Proposal No.2 – Ratify Independent Registered Public Accountants. The Audit Committee of the Board of Directors selected the firm Ernst & Young LLP (“E&Y”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending March 26, 2023 and sought the shareholders’ ratification of E&Y’s appointment. The vote on this proposal was as follows:

FOR	7,448,615
AGAINST	35,120
ABSTAIN	17,110

Proposal No.3 – An advisory vote on named executive officer compensation for the fiscal year ended March 27, 2022. The shareholders voted to approve, on an advisory (non-binding) basis, the compensation paid to the Company’s named executive officers for the fiscal year ended March 27, 2022, as disclosed in the Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Tables and other tabular information and related materials. The vote on this proposal was as follows:

FOR	5,083,504
AGAINST	1,475,176
ABSTAIN	26,307
BROKER NON-VOTES	915,858

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESSCO Technologies Incorporated

By:	/s/ Aric M. Spitulnik
Aric M. Spitulnik
Senior Vice President, Chief Financial Officer, and Corporate Secretary

Dated: August 1, 2022

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